Exhibit 10.13

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS EITHER (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL, OR DISCLOSURE OF SUCH INFORMATION WOULD CONSTITUTE A CLEARLY UNWARRANTED INVASION OF PERSONAL PRIVACY. REDACTED INFORMATION IS MARKED WITH A [*****]

SERVICES AGREEMENT

Between

Cambridge AtomWorks (2024) Ltd And

Nano Nuclear Energy Inc

This Services Agreement (“Agreement”), effective as of the date of the parties’ final signature below (“Effective Date”), is by and between Cambridge AtomWorks LLP, an England and Wales limited company (“AtomWorks”), and Nano Nuclear Energy Inc. (“[Nano]”), a New York Corporation, having a principal place of business at 10 Times Square 30th Floor, New York 10018. “Party” hereinafter refers to each Party individually, or collectively as “Parties.”

In consideration of the mutual covenants, terms and conditions in this Agreement, the Parties agree to the following:

AGREEMENT

1. Scope of Work

AtomWorks will perform the services (“Services”) and, if applicable, provide the deliverables (“Deliverables”) set forth in the attached Annex A, incorporated by reference and made a part of this Agreement.

2. Fees

The fees or rates for the Services to be rendered by AtomWorks are set forth in Annex A. Nano will pay AtomWorks within 10 days from the date of AtomWorks’ invoices. AtomWorks will submit all invoices to Nano’s representative listed in Section 14 (Notice). All payments from Nano to AtomWorks will be made by check payable to “Cambridge AtomWorks LLP” to an address specified in the invoice or by wire transfer to an account specified in the invoice.

3. Term and Termination

3.1 This Agreement commences on the Effective Date and will expire two years from the Effective Date or on 25th July 2026, whichever is later (“Term”), unless earlier terminated in accordance with the terms of this Agreement.

3.2 This Agreement may be terminated, by either Party in the event the other Party is in breach of any material term of this Agreement and has failed to cure such breach within 30 days after notice thereof. Nano’s failure to pay any undisputed payment when due under this Agreement will constitute a material breach of this Agreement for the purposes of this provision.

3.3 AtomWorks may terminate this Agreement with or without cause upon 30 days’ written notice to Nano. In addition, AtomWorks reserves the right to terminate this Agreement if AtomWorks is no longer reasonably able to perform the Services or any other obligations under this Agreement.

3.4 In the event AtomWorks terminates this Agreement pursuant to Section 3.3, Nano will pay AtomWorks for all Services rendered, expenses incurred and non-cancellable obligations as of the date the notice of termination was sent. AtomWorks will refund to Nano any prepaid amounts (a) not earned by AtomWorks prior to the date of such termination, (b) not applicable to expenses incurred by AtomWorks prior to the date of such termination and/or

(c) not applicable to non-cancellable obligations of AtomWorks made prior to the date of such termination. In the case of termination by AtomWorks pursuant to Section 3.3, AtomWorks’ liability will be limited to the amount of any such refund.

3.5 All provisions which, by their nature, extend beyond the Term will survive termination of this Agreement, including but not limited to, Sections 4 (Copyright), 5 (AtomWorks Name, Trademarks and Logos), 6 (Disclaimer of Warranty), 7 (Limitations of Liability), 8 (Indemnification), 9 (Confidentiality), 11 (Materials Provided by Nano), and 12 (Data Security and Privacy).

4. Copyright

As between AtomWorks and Nano, Nano owns all right(s), title, and interest in and to materials and information, including but not limited to, images, text, data, illustrations, photos, audio, video, codes, logos, marketing plans, digital text, research, technical information, know- how, trade secrets, processes, algorithms, code, software, the derivatives thereof, and the selection, coordination and arrangement of such materials that is or was conceived, created, or developed prior to, or independent of the Services and Deliverables defined in Section 1 (collectively “Nano Intellectual Property”) whether they are protected by copyrights, trademarks, service marks, patents, or other proprietary rights, either owned by Nano or licensed to Nano by other parties who own such intellectual property. Any and all intellectual property rights to any materials or information created in the performance of this Agreement, including the Deliverables shall vest with Nano.

5. AtomWorks Name, Trademarks and Logos

Nano will not use the name of the AtomWorks, any abbreviation thereof, any name of which AtomWorks is a part, or any trademarks or logos of AtomWorks (“AtomWorks Marks”), in any commercial context (including, without limitation, on products, in media (including websites), and in advertisements), or in cases when such use may imply an endorsement or sponsorship of Nano, its products or services. All such uses of AtomWorks’ name and trademarks must receive prior written consent from Cambridge AtomWorks LLP.

AtomWorks Marks are and will remain exclusively the property of AtomWorks. Nano will not, either directly or indirectly, obtain or attempt to obtain during the Term hereof or at any time thereafter, any right, title or interest in or to AtomWorks Marks, and Nano hereby expressly waives any right which it may have in AtomWorks Marks. Nano recognizes AtomWorks’ exclusive ownership of AtomWorks Marks.

6. Disclaimer of Warranty

Except as expressly set forth otherwise in this Agreement, AtomWorks makes no warranties, either express or implied, as to the Services, the Deliverables, or the results provided under this Agreement, including, but not limited to, warranties of merchantability, fitness for a particular purpose, and non-infringement. Nano acknowledges that the Services, the Deliverables, and the results are provided on an “as is” basis and without warranties of any kind. Nano further acknowledges that it uses such Services, Deliverables, and results at its own risk. AtomWorks will bear no responsibility for the success or failure of the Services, Deliverables, or results.

7. Limitations of Liability

Neither Party shall be liable for any indirect, consequential, incidental, special, punitive, or exemplary damages of any kind arising out of or in any way related to this agreement, whether in warranty, tort, contract, or otherwise, including, without limitation, loss of profits or loss of good will, whether or not the other Party has been advised of the possibility of such damages and whether or not such damages were foreseeable.

8. Indemnification

Each Party will defend, indemnify, and hold the other Party, its officers, employees, and agents harmless from and against any and all liability, loss, expense, including reasonable attorneys’ fees, or claims for injury or damages arising out of the performance of this Agreement (collectively, “Claim”) but only in proportion to and to the extent such Claims are caused by or result from the negligent or intentional acts or omissions of the indemnifying Party, its officers, agents, or employees. The Party seeking indemnification agrees to provide the other Party with prompt notice of any such Claim and to permit the indemnifying Party to defend any Claim or action, and to cooperate fully in such defense. The indemnifying Party will not settle or consent to the entry of any judgment in any Claim without the consent of the other Party, and such consent will not be unreasonably withheld, conditioned, or delayed.

9. Confidentiality

Pursuant to the performance of this Agreement, the Parties do not anticipate exchanging or disclosing any “Confidential Information,” defined as non-public information that a Party considers confidential or proprietary. However, if there will be any disclosure of Confidential Information, the information needs to be marked “Confidential” or “Proprietary at the time of disclosure,” and if a Party discloses Confidential Information orally, the disclosing Party will indicate its confidentiality at the time of disclosure and will confirm such in writing within ten (10) days of the disclosure. Unless otherwise required by law (including a subpoena or Public Records Act request) or court order or as otherwise authorized in writing by the other Party prior to the disclosure, each Party will not disclose the other Party’s Confidential Information to any third party, and each Party will only use the other Party’s Confidential Information to the extent necessary to perform this Agreement. Confidential Information will not include information that: (i) was legally in its possession or known to the receiving Party without any obligation of confidentiality prior to receiving it from the disclosing Party; (ii) is, or subsequently becomes legally and publicly available without breach of this Agreement by the receiving Party; (iii) is legally obtained by the receiving Party from a third party without any obligation or confidentiality; (iv) is independently developed by or for the receiving Party without use of the Confidential Information as demonstrated by competent evidence; or (v) is disclosed under the New York Public Records Act or legal process. The receiving Party’s confidentiality and use obligations will extend for a period of one (1) year from the date of receipt of the disclosing Party’s Confidential Information.

10. Export Control and Biohazardous Materials

Nano WILL NOT provide to AtomWorks any materials and/or information that are export-controlled under the International Traffic in Arms Regulations (22 CFR 120-130), the United States Munitions List (22 CFR 121.1), or Export Administration Regulations (15 CFR 730- 774) 500 or 600 series; controlled on a military strategic goods list; Select Agent(s) under 42 CFR Part 73, et seq.; or subject to regulations governing access to such Export Materials (“Export Materials”). If Nano desires to provide any Export Materials to AtomWorks, Nano must provide written notification that identifies such Export Materials, including their export classification to AtomWorks contact in Section 15 (Notice) and receive confirmation and approval from AtomWorks, prior to disclosure.

11. Materials Provided by Nano

In the event AtomWorks is producing Deliverables or providing Services that require Nano to furnish or supply AtomWorks with parts, goods, data, specifications, components, programs, practices, methods, Export Materials (if approved by AtomWorks pursuant to Section 11 above), or other property under this Agreement (collectively, “Nano Materials”), such Nano Materials shall be identified in Annex A, and provided by Nano in a timely and secure manor so as to allow AtomWorks to perform the Services. Nano warrants that Nano Materials will: (1) conform to the requirements of this Agreement, including all descriptions, specifications, and attachments made a part hereof, and (2) will not infringe any third-party rights. AtomWorks’s acceptance of Nano Materials will not relieve Nano from its obligations under this warranty.

If Nano is providing any materials to AtomWorks in the performance of this Agreement, Nano will indemnify, defend, and hold harmless AtomWorks, its officers, agents, and employees against all losses, damages, liabilities, costs, and expenses (including but not limited to attorneys’ fees) resulting from any judgment or proceeding in which it is determined, or any settlement agreement arising out of the allegation, that Nano Materials or AtomWorks’s use of Nano Materials constitutes an infringement of any patent, copyright, trademark, trade name, trade secret, or other proprietary or contractual right of any third party. AtomWorks retains the right to participate in the defense against any such suit or action, and Nano will not settle any such suit or action without AtomWorks’s consent.

12. Data Security and Privacy

12.1. Definition of Data Protection Law. For the purpose of this Agreement, “Data Protection Law” means applicable laws relating to privacy and data protection, including in the case of AtomWorks, the Family Educational Rights and Privacy Act (“FERPA”), and other applicable U.S. federal and New York state laws on privacy and data protection; and in the case of Nano, Nano’s applicable national and local laws on privacy and data protection. In the event Nano collects data subject to international privacy laws, such as the General Data Protection Regulation (GDPR) and/or the Personal Information Protection Law (PIPL), if applicable, Nano agrees to comply with all applicable privacy requirements of such laws, including, but not limited to, notice, consent, access and data protection requirements. In the event any Protected Information is revealed, shared, or exchanged between the Parties, each Party agrees to comply with its obligations under all applicable Data Protection Law, and as required under this Agreement. To the extent that any laws or regulations of the home country or region of a Party has extra-territorial application such as to impose legal obligations on the other Party or its conduct outside such home country or region, the other Party upon request will provide reasonable assistance to such other Party in satisfying such obligation as necessary to implement this Agreement. Such reasonable assistance shall not include legal advice or opinion.

12.2. Protected Information. The Parties do not anticipate providing or exchanging any personally identifiable information or data identifiable to an individual (“Protected Information”) in the performance of this Agreement. In the event that any Protected Information is revealed, shared, or exchanged, Nano agrees to protect the privacy and security of Protected Information. Nano shall implement, maintain and use internationally recognized commercial data security standards regarding administrative, technical and physical security measures that meet or exceed these requirements, including information access and computer system security measures, to preserve the confidentiality, integrity and availability of the Protected Information. Nano shall not access, use or disclose Protected Information other than for the sole purpose granted by AtomWorks as necessary to carry out the Services, or as required by applicable U.S. law, or as otherwise authorized in writing by AtomWorks. Nano shall inform AtomWorks of any confirmed or suspected unauthorized access or disclosure of Protected Information immediately upon discovery, both orally and in writing, and fully cooperate with AtomWorks in investigating and remedying the effects of such breach.

12.3. Non-Disclosure. Neither Party shall use or disclose Protected Information for any purposes except as contemplated by this Agreement or as required by applicable U.S. law (such as pursuant to a subpoena or, for AtomWorks, the New York Public Records Act), or as otherwise authorized in writing by the other Party. In the event of expiration or termination of this Agreement, the requirements of this Section shall continue to apply to any Protected Information which continues to be stored, processed, or used by either Party following termination of this Agreement.

13. Miscellaneous

13.1 Governing Law and Venue. This Agreement will be governed by and interpreted according to the laws of the State of New York, United States, without regard to its conflict of laws provisions. Parties agree and consent to the exclusive jurisdiction and venue of the courts of the New York of competent jurisdiction for all purposes regarding this Agreement and further agrees and consents that venue of any action brought will be exclusively situated in the County of New York.

13.2 Relationship of the Parties. The relationship of the Parties under this Agreement is that of independent contractors. Nothing in this Agreement will create, or be construed to be, a joint venture, association, partnership, franchise or other form of business relationship. At no time will the employees, agents or assigns of one Party be considered the employees of the other Party for any purpose, including but not limited to workers’ compensation purposes.

13.3 Force Majeure. Neither Party shall be deemed to be in default of or to have breached any provision of this Agreement (other than payment obligations) due to a delay, failure in performance or interruption of service, if such performance or service are impossible to execute, illegal or commercially impracticable, because of the following “force majeure” occurrences: acts of God, acts of civil or military authorities, civil disturbances, wars, strikes or other labor disputes, transportation contingencies, freight embargoes, acts or orders of any government or agency or official thereof, earthquakes, fires, floods, unusually severe weather, epidemics, pandemics, quarantine restrictions and other catastrophes, or any other similar occurrences beyond such party’s reasonable control. In every case, the delay or failure in performance or interruption of service must be without the fault or negligence of the Party claiming excusable delay and the Party claiming excusable delay must promptly notify the other Party of such delay. Performance time under this Agreement shall be considered extended for a period of time equivalent to the time lost because of the force majeure occurrence; provided, however, that if any such delay continues for a period of more than thirty (30) days, AtomWorks shall have the option of terminating this Agreement upon written notice to Nano.

13.4 Right to Subcontracting. AtomWorks can subcontract, either part or in whole, the Services authorized under this Agreement. AtomWorks shall be required to obtain a written agreement from each subcontractor that is the same or comparable to Section 4 (Copyright) and Section 9 (Confidentiality) in this Agreement.

13.5 Assignment. Neither Party may assign this Agreement without the written consent of the other Party. In case such consent is given, the assignee will be subject to all of the terms of the Agreement.

13.6 Modification. This Agreement may only be amended in a writing, signed by the authorized representatives of the Parties.

13.7 Severability. If a provision of the Agreement becomes, or is determined to be, illegal, invalid, unenforceable or void by a court of competent jurisdiction, that will not affect the legality, validity or enforceability of any other provision of the Agreement or of any portion of the invalidated provision that remains legal, valid, or enforceable.

13.8 Integration. This Agreement, including any Annexes and addenda, constitutes the entire understanding and agreement between the Parties as to all matters contained herein, and supersedes all prior agreements, representations and understandings of the Parties. The Parties may utilize their standard forms of purchase orders, invoices, quotations and other such forms in administering this Agreement, but any of the terms and conditions printed or otherwise appearing on such forms will not be applicable and will be void.

13.9 Waiver. No waiver of any provision of this Agreement will be effective unless made in writing and signed by the waiving Party. The failure of any Party to require the performance of any term or obligation of this Agreement, or the waiver by any Party of any breach of this Agreement, will not prevent any subsequent enforcement of such term or obligation or be deemed a waiver of any subsequent breach.

13.10 Counterparts. This Agreement may be executed in two or more counterparts, which may be transmitted via facsimile or electronically, each of which will be deemed an original and all of which together will constitute one instrument.

13.11 Headings. Article and Section headings used in this Agreement are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

13.12 No Third-Party Rights. Except as expressly provided in this Agreement, this Agreement is intended solely for the benefit of the Parties and is not intended to confer any benefits upon, or create any rights in favor of, any person other than the Parties.

14. Notice. All notices under this Agreement must be in writing, and must be mailed or emailed or delivered by hand or recognized overnight delivery service to the Party to whom such notice is being given. Any such notice will be considered to have been given upon receipt or refusal of delivery. Additionally, notices by email will be considered legal notice only: (i) if such communications include the following text in the subject field: FORMAL LEGAL NOTICE; and (ii) upon written acknowledgement by the recipient, such acknowledgement not to include automatically generated responses.

AtomWorks’s representative for all purposes will be:

Name: Ian Farnan

Address:

Phone:

Email:

Name: Eugene Shwageraus

Address:

Phone:

Email:

Nano’s representative for all purposes will be:

Name: James Walker - Chief Executive Officer

Address: NYC Corporate Office, 10 Times Square 30th Floor, New York 10018

Phone: [*****]

Email: [*****]

15. Representation on Authority of Parties/Signatories

Each person signing this Agreement represents and warrants that he or she is duly authorized and has legal capacity to execute this Agreement. Each Party represents and warrants to the other that the execution of the Agreement and the performance of such Party’s obligations hereunder have been duly authorized and that the Agreement is a valid and legal agreement binding on such Party and enforceable in accordance with its terms.

[signature page follows]

IN WITNESS WHEREOF, the duly authorized Parties have executed this Agreement as of the Effective Date.

Nano Nuclear Energy Inc.

Signature:	/s/ James Walker
Name:	James Walker
Title:	CEO and Director
Date:	25th July 2024

Cambridge AtomWorks (2024) Limited

Signature:	/s/ Ian Farnan
Name:	Ian Farnan
Title:	CEO and Director
Date:	29/07/2024

Signature:	/s/ Eugene Shwageraus
Name:	Eugene Shwageraus
Title:	Owner
Date:	July 29, 2024

Statement of Work

The work described here is intended progress the development of the ODIN reactor to go beyond the conceptual stage to achieve the various intermediate stages of approval to be in the position to begin the application (90% Final Design) either to become a US DoE approved reactor prototype or a NRC regulated first of a kind reactor.

The following areas of design development and validation have been identified:

1. Verification of [*****] stability

[*****]

2. Fission product [*****]

[*****]

3. Decay heat removal ([*****])

[*****]

4. Experimental flow and heat transfer rigs

[*****]

5. Computational Fluid Dynamics (CFD) of flow rigs

[*****]

6. Full plant system model

[*****]

7. Transient analysis [*****]

[*****]

8. Component ([*****]) sizing and arrangement ([*****])

[*****]

9. Turbomachinery design

[*****]

10. Safety requirements report

[*****]

11. High-fidelity refinement of core design

[*****]

12. Shielding and activation

[*****]

13. Fuel analysis

[*****]

14. Larger reactor concept development

[*****]

15. Project management and coordination

[*****]

16. Company office management and administration

[*****]

Table 1: resource requirement (effort):

Task number	Description	Start date	Effort
1	[*****] stability	[*****]	[*****]
2	Decay heat removal ([*****])	[*****]	[*****]
3	Experimental flow rigs	[*****]	[*****]
4	Experimental heat transfer rig	[*****]	[*****]
5	CFD flow and heat transfer rigs	[*****]	[*****]
6	Full plant system model	[*****]	[*****]
7	Transient analysis of faults	[*****]	[*****]
8	Component sizing & arrangement	[*****]	[*****]
9	Turbomachinery design	[*****]	[*****]
10	Safety requirements	[*****]	[*****]
11	Core design optimization	[*****]	[*****]
12	Shielding & activation	[*****]	[*****]
13	Fuel performance analysis	[*****]	[*****]
14	Larger reactor design	[*****]	[*****]
15,16	Management & Delivery	[*****]	[*****]
		Total	[*****]

Table 2: resource requirement (costs):

Category	Description	Cost (US $)
Personnel	Employees	[*****]
	Consultants	[*****]
Direct costs	Software	[*****]
	Salt rigs and instrumentation	[*****]
	Flow rigs and instrumentation	[*****]
	Computing	[*****]
	Office expenses (inc. physical premises)	[*****]
	Outsourced professional services	[*****]
Total		$4,864,567

Table 3: Activity, deliverable and payment schedule

Quarter	Activity		Deliverable(s)	Adv. Payment
Q3 2024 (from Aug 1)	1.	Salt rig hall preparation: NOx- safe fume hood, sensors, spectrometer	[*****]	[*****]
	2.	[*****]
	3.	Flow rig physical test #1
	4.	Integration of [*****] and models
	5.	Air heat transfer rig
	6.	Rig model modification #1
	7.	Transient analysis in [*****]
	8.	CFD [*****] set-up
	9.	Start safety requirements report
	10.	Integration of [*****] workflows
	11.	Office and project management

Q4 2024	1.	Salt rig commissioning, heating testspectrometer test	[*****]	[*****]
	2.	Irradiation tests, [*****], ID
	3.	Flow rig model #2
	4.	Heat transfer rig construct
	5.	CFD of experiment [*****] rig
	6.	Begin sizing and arrangement work
	7.	Defined schedule for Q1 25
	8.	[*****] integration (cont.)
	9.	Start full plant system model
	10.	Start core design refinement

Q1 2025	1.	Start fuel performance analysis		[*****]
	2.	Start turbomachinery design
	3.	Define deliverable schedule for Q2 25

Q2 2025	1.	Define deliverable schedule Q3 25
Q3 2025	1.	Start larger reactor study
	2.	Define deliverable schedule Q4 25
Q4 2025	1.	Define deliverable schedule Q1 26
Q1 2026	1.	Define deliverable schedule Q2 26
Q2 2026	1.	Define deliverable schedule
Q3 2026 (until Jul 31)